Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TILT Holdings Inc. (the “Company”) on Form 10-Q for the period ended  March 31, 2023, as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), each of Tim Conder, Interim Chief Executive Officer of the Company, and Dana R. Arvidson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2023	/s/ Tim Conder
Tim Conder
Interim Chief Executive Officer (Principal Executive Officer)

Date: May 15, 2023	/s/ Dana R. Arvidson
Dana R. Arvidson
Chief Financial Officer (Principal Financial Officer)